Exhibit 99.1

Merrill Lynch Texas Power Day Houston, Texas March 8, 2006 NYSE:CNP www.CenterPointEnergy.com

This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include the timing and amount of our recovery of the true-up components, including, in particular, the results of appeals to the courts of determination on rulings obtained to date, the timing and impact of future regulatory and legislative decisions, financial market conditions and other factors described in CenterPoint Energy, Inc.'s Form 10-K for the period ended December 31, 2004 under "Risk Factors" and under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings" and in CenterPoint Energy, Inc.'s Form 10-Q for the quarterly period ended September 30, 2005 under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings" and "Other Information - Risk Factors". You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Cautionary Statement Regarding Forward-Looking Information

Discussion Points Company Overview 2005 Financial Results Opportunities and Challenges Electric Transmission & Distribution Natural Gas Distribution Competitive Natural Gas Sales and Services Pipelines and Field Services

Company Overview

CenterPoint Energy A low risk, diversified business with large scale Large-scale, domestic energy delivery business one of the nation's largest combined gas and electric utilities 5 million metered customers balanced mix of electric and natural gas assets electric T&D / gas LDCs / interstate pipelines Attractive service territories Houston and Minneapolis above national average in growth and consumption diversified from a geographic, economic and regulatory standpoint Predictable, stable earnings and cash flow approximately 85-90% of operating income from regulated operations Low risk, primarily regulated businesses no electric commodity obligation at electric utility no Provider of Last Resort risk at electric utility low commodity risk exposure at gas LDCs Electric TDU Natural Gas LDCs Interstate Natural Gas Pipelines Competitive Natural Gas Sales & Services

Operating Income* 2005: $448MM(1) 2004: $441MM(2) Natural Gas Distribution Pipelines & Field Services Electric Transmission & Distribution Four segments focused primarily on regulated domestic energy delivery NYSE: CNP CenterPoint Energy Resources Corp. Regulated natural gas local distribution companies (LDCs) CenterPoint Energy Resources Corp. FERC-regulated interstate natural gas pipelines CenterPoint Energy Gas Transmission Company CenterPoint Energy - Mississippi River Transmission Corporation Natural gas gathering and processing CenterPoint Energy Field Services, Inc CenterPoint Energy Houston Electric, LLC Operating Income 2005: $175MM 2004: $178MM * See reconciliation on page 31. (1) Results exclude $39mm of operating income from the Transition Bond Company. (2) Results exclude $38mm of operating income from the Transition Bond Company and the reversal of $15mm of a reserve associated with the Final Fuel Reconciliation. Operating Income 2005: $235MM 2004: $180MM Regulated electric transmission & distribution (TDU) Competitive Natural Gas Sales & Services CenterPoint Energy Resources Corp. Non-rate regulated natural gas sales and services CenterPoint Energy Services (CES) Operating Income 2005: $60MM 2004: $44MM

Successfully executed transition RRI Spin-off 09/30/02 Electric retail competition began RRI IPO NYSE:CNP- first day of trading Texas PUC Authorized $2.3+ billion true-up amount Completed sale of Texas Genco $700 million 2006 Sold Texas Genco fossil assets $2.231 billion 2005 2004 2003 2002 Reliant Energy 2001 Repaid $1.31 billion Term loan Sold $1.85 billion Transition Bonds Implemented $621 million CTC Repaid $1.31 billion Back-stop facility Mission Accomplished . . . Looking to the Future

2005 Financial Results

Statement of Consolidated Income (unaudited, in millions except per share amounts)

Operating Income (Loss) by Segment (unaudited, in millions)

Completed sale of company's generation assets proceeds of $2.231 billion and $700 million received in 2004 and 2005, respectively Issued over $1.85 billion in transition bonds to recover a portion of the company's PUC authorized true-up balance Implemented a CTC to begin recovering the remaining PUC authorized true-up balance $596 million over 14 years, plus interest $24 million of rate case expenses over 3 years without interest Reduced debt (excluding transition bonds) by $1.926 billion repaid $1.31 billion term loan at CenterPoint Energy Houston Electric repaid $325 million note at CenterPoint Energy Resources Corp. repaid $291 million of other debt Restructured credit facilities to reduce interest costs, extend maturities and improve terms Contributed $75 million to the pension plan $551 million total pension plan contributions including a $476 million pension plan contribution in 2004 Completed a $572 million exchange offer for of the company's 3.75 percent convertible senior notes Other 2005 financial achievements

Opportunities and Challenges

CenterPoint Energy Houston Electric
Electric Transmission & Distribution

- **Focused strictly on energy delivery**
  - 5,000 square mile service area in and around Houston
  - approximately 1.9 million metered customers
    - added almost 61,000 metered customers since 12/31/04, a 3.2% increase
  - reputation for reliability and high quality service
- **No commodity risk or supply obligation**
- **Regulated by PUC of Texas**
  - 11.25% authorized ROE on 40% equity
  - rate base of $3.3 billion
- **Adjusted Operating Income*:**

2005 :	**$448MM[(1)]**
2004 :	$441MM[(2)]
2003 :	$408MM[(3)]


TX
HOUSTON METRO AREA

* See reconciliation on page 31.
(1) Results exclude $39mm of operating income from the Transition Bond Company.
(2) Results exclude $38mm of operating income from the Transition Bond Company and the reversal of $15mm of a reserve associated with the Final Fuel Reconciliation.
(3) Results exclude $661mm of ECOM, $87mm reserve for the Final Fuel Reconciliation and $38mm operating income from the Transition Bond Company.

March 8, 2006 Merrill Lynch Texas Power Day 13

Electric Transmission & Distribution Opportunities and Challenges Appeal of final true-up order CenterPoint Energy's issues on appeal aggregated $1.3 billion Texas District Court reversed the PUC on 2 significant issues, restoring approximately $650 million (plus interest) to original request currently at Texas 3rd Court of Appeals Texas PUC initiated rate review April 14, 2006 CNP filing deadline 2005 historical test year key issues include appropriate ROE appropriate capital structure appropriate expense level Texas PUC rulemaking to review rate of return for CTC staff recommends debt rate vs. current weighted cost of capital of 11.075%

Limited deployment of Intelligent Grid technology in 2006 focused on utility applications with IBM as technology partner automated meter reading for electric and natural gas meters remote connect/ disconnect for electric service automated electric outage detection and restoration consumer applications could be considered in the future Solid utility operations and strong service territory growth metered customers at the end of 2005 were 1.94 million 3% customer growth in 2005 2%+ customer growth over the last 8 years Electric Transmission & Distribution Opportunities and Challenges

CenterPoint Energy Resources Corp.
Natural Gas Distribution

- **LDCs serving 3 million customers in 6 states**
  - one of U.S.'s largest natural gas distribution operations in terms of number of customers served
- **Attractive service territories**
  - added nearly 44,000 metered customers since 12/31/04
  - Houston and Minneapolis continue to experience above average growth
- **Gas adjustment clauses mitigate fuel price risk; gas procurement plans reviewed with commissions**
- **Regulated by various city and state jurisdictions**
  - approx. range of 9.45% – 11.25% authorized ROEs
  - approx. combined rate base of $1.7 billion
- **Operating Income:**

2005:	**$175MM**
2004 :	$178MM
2003 :	$157MM


MN
WI
IA
IL
KS
MO
OK
AR
MS
TX
LA
Minnesota Gas
Southern Gas Operations

March 8, 2006 Merrill Lynch Texas Power Day 16

Pending regulatory proceedings Minnesota $41 million rate increase filed in November 2005 interim rate increase equivalent to $35 million implemented in January 2006 Department of Commerce staff recommended $27 million rate increase MPUC decision expected in late 2006 Texas $18 million in rate increases filed with smaller cities in mid-2005 $15 million approved by various cities but Railroad Commission action on other appeals will determine final amount Mississippi $3 million base rate increase request filed in January and February 2006 under Automatic Rate Adjustment Mechanism; decision expected in first quarter 2006 an additional $1 million in increased service charges approved Natural Gas Distribution Opportunities and Challenges

Natural Gas Distribution Opportunities and Challenges Improve operating model technology implementation productivity improvements organizational optimization Manage impact of high natural gas prices bad debt expense demand elasticity

CenterPoint Energy Resources Corp. Competitive Natural Gas Sales and Services Physical natural gas supplies and services business approximately 7,000 commercial, industrial and electric and gas utility customers throughput of 538 Bcf in 2005 Focused on minimizing risk low Value at Risk of $4 million rigid credit scoring process uses financial derivatives to lock in margins Operating Income: 2005: $60MM 2004 : $44MM 2003 : $45MM

Competitive Natural Gas Sales and Services Opportunities and Challenges Increase wholesale activity primarily with gas and electric utilities Continue to grow commercial and industrial customer base Optimize supply and asset positions to take advantage of natural gas price volatility

CenterPoint Energy Resources Corp.
Natural Gas Pipelines and Field Services

- **Two FERC-regulated pipelines strategically located at the center of the nation's gas transportation infrastructure**
  - connected to over 20 other pipelines
  - current system at or near capacity at peak
  - potential growth in ancillary services
  - expansion opportunity driven by U.S. supply shifts
- **An unregulated gas gathering subsidiary focused on mid-continent production area**
  - substantial drilling leading to increased growth
  - growing well-head/field compression monitoring services
- **Operating Income:** **2005: $235MM**
  2004: $180MM
  2003: $158MM


WI
IA
IL
KS
MO
OK
AR
MS
TX
LA
Pipelines
Gathering basins

March 8, 2006 Merrill Lynch Texas Power Day 21

Core pipeline system has been expanding due to increased mid-continent natural gas activities CEGT to build new 172 mile pipeline from Carthage in East Texas to Perryville Hub in Northeast Louisiana XTO signed agreement to transport 600 million cubic feet per day of their gas production for 10 years initial design capacity will be approximately 1 billion cubic feet per day total cost estimated at approximately $400 million remaining capacity expected to be under contract within 30-45 days; expanding capacity to 1.25 billion cubic feet per day under consideration with timely FERC approval, construction could begin in 2006 CenterPoint Energy and Duke subsidiaries sign MOU for potential Southeast pipeline potential 250-mile pipeline would link Perryville Hub to Gulfstream Natural Gas System and other interstate pipelines to increase access to Southeast and Northeast markets exceptional response to open season held in December 2005; now negotiating definitive agreements in service as early as mid-2008 depending upon sufficient binding agreements and FERC approvals total cost of project expected to be between $450 to $600 million depending on capacity size Regional and national market dynamics continue to provide new opportunities for development of new pipeline infrastructure projects Interstate Pipelines Opportunities and Challenges

Field Services Opportunities and Challenges 2005 was an exceptional year nearly 400 new well connects expanded into new drilling areas throughput reached nearly 1 Bcf per day High natural gas prices and access to mid-continent gas expected to keep drilling activities high continued high well connects increased processing and treating opportunities

CenterPoint Energy Opportunities and Challenges - Summary Maximize value potential of regulated utilities portfolio productivity improvements effective regulatory management Grow and expand pipelines, field services and CES Pursue value-enhancing acquisitions which are complementary and synergistic to current portfolio

Large-scale, domestic energy delivery business Attractive service territories Predictable, stable earnings and cash flow Low risk, primarily regulated businesses CenterPoint Energy A low risk, diversified business with large scale Electric TDU Natural Gas LDCs Interstate Natural Gas Pipelines Competitive Natural Gas Sales & Services

Appendix

2005 Financial Results

2003 2004 2005 743 810 900 (in millions, except per share amounts) Financial Results - Consolidated Year ended December 31, 2005 * Adjusted operating income excludes ECOM, the Transition Bond Company and the Final Fuel Reconciliation components of the Electric Transmission & Distribution utility's results (see reconciliation on page 29). Adjusted Operating Income* 743 811 900

Reconciliation of Operating Income to Adjusted Operating Income (in millions) Consolidated

Core Operating Income by business segment (in millions) * Operating income is adjusted to exclude ECOM, the Transition Bond Company and the Final Fuel Reconciliation components of the Electric Transmission & Distribution utility's results (see reconciliation on page 31). Operating income does not include an extraordinary loss recorded as a result of actions taken by the Texas PUC in the stranded cost true-up case. *

Reconciliation of Operating Income to Adjusted Operating Income (in millions) Electric Transmission & Distribution

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More Focused on domestic energy delivery businesses focus on continental, U.S. market focus on regulated energy delivery Will pursue carefully targeted growth opportunities look for complementary businesses that leverage our core businesses participate in industry consolidation Our Vision "...America's... Energy Delivery..." "...and More" Our corporate vision is simple and focused

Achieve high levels of service reliability and customer satisfaction Use applicable benchmarking and best practices to achieve top quartile operating and cost performance Embrace continuous productivity and process improvements Maintain constructive, responsive and credible relationships with elected officials, regulators and community leaders Use a disciplined approach to defining, evaluating and pursuing investments to create shareholder value Create a single, high performance culture Refine business model and remove barriers between business units Leverage scale and synergies Share common systems and processes Continue to build name recognition and a single brand identity Grow Maintain focus on domestic energy delivery Enhance and expand existing core businesses Build and expand complementary and synergistic businesses Acquire additional energy delivery assets One Company Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow Get It Right

Debt & Maturity Schedules As of December 31, 2005

(5) Advances under the $250 million receivables facility are not reflected as debt on the balance sheet. (6) The pollution control bonds are collateralized by general mortgage bonds. (7) Borrowings under $200 million bank facility. (8) For financial reporting purposes, the trust preferred is deconsolidated and, therefore, $103 million of junior subordinated debentures issued to the trust is reflected on CenterPoint Energy's consolidated financial statements. CenterPoint Energy, Inc. ZENS Convertible Senior Notes Senior Notes Collateralized Pollution Control Bonds First Mortgage Bond Collateral General Mortgage Bond Collateral Uncollateralized Pollution Control Bonds Commercial Paper Bank Loans Total CenterPoint Energy Resources Corp. Debentures / Notes Convertible Subordinated Debentures Bank Loans Total Off Balance Sheet Receivables Facility CenterPoint Energy Houston Electric, LLC First Mortgage Bonds General Mortgage Bonds Collateralized Pollution Control Bonds Bank Loans Total HL&P Capital Trust II Transition Bonds $629 $ 109 830 600 151 527 519 3 0 $2,739 Trust Preferred Securities $100 $ 1,917 72 0 $ 1,989 $141 $ 103 1,262 229 0 $1,594 CenterPoint Energy Transition Bond Company, LLC (1) Principal amount on which 2% interest is paid is $840.3 million. The debt component reflected on financial statements is $109 million. The contingent principal amount payable at maturity is $851.1 million. (2) The collateralized pollution control bonds aggregating $678 million are obligations of CenterPoint Energy, Inc. However, CenterPoint Energy Houston Electric, LLC has issued first mortgage bonds aggregating $151 million and general mortgage bonds aggregating $527 million as collateral for the CenterPoint Energy, Inc. obligations. (3) Borrowings under $1 billion bank facility. Borrowings under $400 million bank facility. ($ in millions) Utility Holding, LLC (1) (2) (2) (3) (4) (5) (6) (7) (8) Principal amounts of external debt and trust preferred securities As of December 31, 2005 Transition Bonds $1,851 CenterPoint Energy Transition Bond Company II, LLC

Principal amounts of external debt and trust preferred securities As of December 31, 2005 CenterPoint Energy, Inc

Principal amounts of external debt As of December 31, 2005 CenterPoint Energy Houston Electric, LLC

Principal amounts of external debt As of December 31, 2005 CenterPoint Energy Resources Corp.

Principal amounts of external debt As of December 31, 2005 CenterPoint Energy Transition Bond Company, LLC

Principal amounts of external debt As of December 31, 2005 CenterPoint Energy Transition Bond Company II, LLC

Principal amounts of maturing external debt and trust preferred securities As of December 31, 2005 ($ in millions)